UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 21, 2013 (August 21, 2013)

MONAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54166
(Commission File No.)

7365 Carnelian
Suite 119
Rancho Cucamonga, California 91730
 (Address of principal executive offices and Zip Code)

213-985-1939
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On August 21, 2013, we announced with our recent share restructuring being completed, we are  implementing a new strategic direction to identify acquisition candidates in transportation services, primarily in the US market. Targeted sectors include services such as auto/vehicle transport, drive away services, fleet management, etc.  Currently, we have identified several acquisition prospects, all with years of operating history and revenues.

ITEM 9.01 EXHIBITS.

Exhibit	Document Description

99.1	Press Release – August 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of August, 2013.

MONAR INTERNATIONAL INC.

BY:	ROBERT CLARKE
Robert Clarke
President